National Life Insurance Company

National Variable Life Insurance Account

Supplement dated January 29, 2018

to the Prospectus dated May 1, 2017, as supplemented to date, for the Investor Select Policy

Effective January 31, 2018 the Investor Select Policy, issued by National Life Insurance Company (“we” or “us”), will no longer be offered for new sales. This will not affect the status of current policy holders or the servicing of current in-force policies.

If you have any questions regarding the information provided above, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.